INCOME TAXES - Deferred Tax Assets (Liability) (Details) - Iris - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax asset
Startup expenses	$ 1,480,938	$ 1,041,535
Accrued Interest	29,490	7,307
Total deferred tax asset	1,510,428	1,048,842
Valuation allowance	(1,510,428)	(1,048,842)
Deferred tax asset, net of allowance